August 23, 2016

Alpha Opportunistic Alternatives Fund
Class I	ACOPX

A series of Advisors Series Trust (the “Trust”)

Supplement to the Summary Prospectus, Prospectus
and Statement of Additional Information (“SAI”), each dated January 28, 2016

Based upon a recommendation by Alpha Capital Funds Management, LLC (the “Adviser”), the Board of Trustees (the “Board”) of the Trust has determined to close and liquidate the Alpha Opportunistic Alternatives Fund (the “Fund”) as a series of the Trust.  The Adviser’s recommendation was based on its conclusion that the Fund is no longer economically viable.  The Adviser has determined that the Fund has limited prospects for meaningful growth.  As a result, the Adviser believes that liquidation of the Fund is in the best interests of shareholders.  In connection with this, the Board has adopted a plan of liquidation.  Please note that the Fund will be liquidating its assets at the close of business on September 23, 2016.  You are welcome, however, to redeem your shares before that date.

Effective immediately, in anticipation of the liquidation, at the close of business on August 23, 2016 the Fund is no longer accepting purchases.  In addition, effective August 24, 2016, the Adviser will begin an orderly transition of the Fund’s portfolio to cash and cash equivalents and the Fund will thereafter no longer be pursuing its investment objective.

Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.  Accounts not redeemed by September 22, 2016, will automatically be redeemed on September 23, 2016, and net cash proceeds, less any required withholding, will be sent to the address of record.  These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.

If you hold your shares in an individual retirement account (an “IRA”), you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Fund’s transfer agent at 1-877-9AlphaC (1-877-925-7422) prior to September 22, 2016 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation.  You should consult with your tax advisor on the consequences of this redemption to you.  Checks will be issued to all shareholders of record as of the close of business on September 23, 2016.

Please contact the Fund at 1-877-9AlphaC (1-877-925-7422) if you have any questions.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.  The date of this Supplement is August 23, 2016.